AMENDMENT NO. 3 TO CONSULTING AGREEMENT

This Amendment No. 3 to the Consulting Agreement between Jacobs Engineering Group Inc. (“Jacobs”) and Noel G. Watson (“Mr. Watson”) dated July 1, 2010 is made effective July 1, 2014.
WHEREAS, the Consulting Agreement provided for a initial term of one (1) year, renewable for additional periods by mutual agreement of the parties;
WHEREAS, Mr. Watson and Jacobs have previously mutually agreed to renew the Consulting Agreement until June 30, 2014; and
WHEREAS, Mr. Watson and Jacobs desire to renew the Consulting Agreement for a period commending on July 1, 2014 and ending on December 31, 2014.
THEREFORE, in consideration of the valuable promises and the agreements contained herein, it is agreed as follows:

1.	The Consulting Agreement shall be extended through December 31, 2014; and

2.	All other terms and conditions of the Consulting Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 effective as of July 1, 2014.

Noel G. Watson	Jacobs Engineering Group Inc.
/s/ Noel G. Watson	/s/ Craig L. Martin
By: Craig L. Martin, President & CEO